SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): February 2, 1998
                                                         ----------------



                         General Instrument Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      001-12925                 36-4134221
          --------                      ---------                 ----------
(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
incorporation or organization)                               Identification No.)




101 Tournament Drive, Horsham,  PA                                         19044
----------------------------------                                         -----
(Address of principal executive offices)                              (Zip Code)


                                 (215)323-1000
                                 --------------
              (Registrant's telephone number, including area code)


                             NextLevel Systems, Inc.
                   8770 W. Bryn Mawr Avenue, Chicago, Illinois  60631
                   --------------------------------------------------
         (Former name and former address, if changed since last report)

Item 5   Other Events

The Registrant hereby incorporates by reference the description of the matters set forth in its press release dated February 2, 1998 (such press release being Exhibit 99.1 attached hereto).

Item 7   Financial Statements and Exhibits

         (c)      Exhibits

         99.1 The press release issued on February 2, 1998 by General Instrument Corporation

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   General Instrument Corporation


                                   By:        /s/ Keith A. Zar
                                              ----------------

                                              Keith A. Zar
                                              Vice President and General Counsel


February 2, 1998
----------------
Date

                                  EXHIBIT INDEX


                                                                      Sequential
                                                                      Page
No.         Exhibits                                                  No.
---         --------                                                  ----------


 99.1       The press release issued on February 2, 1998              4
            by General Instrument Corporation